EXHIBIT 99.1

PURCHASE AND OPTION AGREEMENT

This Purchase and Option Agreement (“Agreement”) is entered into as of March 2, 2010, by and between Socius CG II, Ltd., a Bermuda exempted company (“Purchaser”), and Lyles United, LLC, a Delaware limited liability company (“Creditor”), and, as to the Acknowledgment at the end of this Agreement, by Pacific Ethanol, Inc., a Delaware corporation (“PEI”).

RECITALS

A.   PEI is indebted to Creditor pursuant to the terms of that certain Amended and Restated Promissory Note, payable to Creditor, dated November 7, 2008, in the principal amount of $30,000,000 (the “Note”).

B.   The obligations of PEI to Creditor under the Note are secured and/or credit enhanced by the terms of (i) that certain Security Agreement dated as of November 7, 2008 between Pacific Ag. Products, LLC, a California limited liability company and indirectly wholly-owned subsidiary of PEI, and Creditor (the “Security Agreement”), (ii) that certain Irrevocable Joint Instruction Letter dated November 7, 2008 among PEI, Pacific Ethanol California, Inc., a California corporation and wholly-owned subsidiary of PEI, and Creditor (the “Instruction Letter”), (iii) that certain Unconditional Guaranty dated November 7, 2008 by Pacific Ag. Products, LLC in favor of Creditor (the “PacAg Guaranty”), and (iv) that certain Limited Recourse Guaranty dated November 7, 2008 by Pacific Ethanol California, Inc. in favor of Creditor (the “PEC Guaranty”) (the Security Agreement, Instruction Letter, PacAg Guaranty and PEC Guaranty hereinafter are collectively referred to as the “Credit Enhancement Documents”).

C.   As of the date of this Agreement, PEI is in default under the Note.  PEI is also indebted to Creditor for accrued and unpaid interest, late fees and costs, and reimbursable fees or expenses related to the Note and the defaults thereunder, for a total amount due and payable by PEI to Creditor of  $33,345,009 (consisting of $30,000,000 principal amount, plus $2,945,009 in unpaid interest accrued through February 28, 2010, plus $400,000 in reimbursable fees or expenses) as of the date hereof (such total amount, plus all additional interest that accrues on the unpaid principal balance under the Note on and after February 28, 2010, plus any additional reimbursable fees or expenses incurred or arising after February 28, 2010, being collectively referred to herein as the “Indebtedness”).

D.   Creditor desires to sell, transfer and assign to Purchaser its right to receive payment on a portion of the Indebtedness, namely $5 million of principal amount of and under the Note (the “Subject $5 Million Claim”), and Purchaser desires to purchase the Subject $5 Million Claim, all subject to the terms and conditions set forth below.

E.   Creditor and Purchaser desire Creditor to have the option in the future, to be exercised at the sole and absolute discretion of Creditor, if at all, to sell, transfer and assign to Purchaser the right of Creditor to receive payment on additional portions of Creditor’s claim against PEI  in respect of the Indebtedness, in tranches of $5 million each except as otherwise set forth herein (each such tranche, an “Additional Claim”), up to the full amount of the then-outstanding Indebtedness, or such lesser amount as may be determined by Creditor in its sole and absolute discretion.  If any such option is exercised by Creditor in its sole and absolute discretion with respect to one or more Additional Claims, then Purchaser desires to purchase such Additional Claims, all subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.   Purchase and Sale of Subject $5 Million Claim; Excluded Rights: Purchase Price.

(a)   Upon the terms of this Agreement and subject only to the conditions subsequent set forth in Section 2 below, Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration specified below, all right, title and interest in and to the Subject $5 Million Claim.  It is expressly understood and agreed by the parties that the Subject $5 Million Claim does not include, and the Purchaser under this Agreement is not purchasing or otherwise obtaining, (i) any rights under the Credit Enhancement Documents, which Creditor hereby expressly retains and preserves for its own benefit, (ii) any and all claims for accrued and unpaid interest owing to Creditor by PEI as of the date hereof under or in connection with the Note, including, without limitation, all accrued and unpaid interest on the Subject $5 Million Claim as of the date hereof, all of which claims are expressly retained and preserved by Creditor for its own benefit, and (iii) any and all claims of Creditor against PEI for reimbursable fees or expenses under or in connection with the Note, which are expressly retained and preserved by Creditor for its own benefit.

(b)   The total consideration to be paid by Purchaser to Creditor for the Subject $5 Million Claim shall be Five Million Dollars ($5,000,000)  (the “Purchase Price”).  The Purchase Price shall be due and payable by Purchaser to Creditor by wire transfer on the date set forth in sub-paragraph (b) of Section 2 below.

2.   Conditions Subsequent.

(a)   Notice of Filing of Action and Settlement Motion.   No later than close of business on the third business day after the date of this Agreement, Purchaser shall provide written notice to Creditor that (i) Purchaser has filed an action (the “Action”) against PEI in the Superior Court of the State of California for the County of Los Angeles (the “Court”) for collection of the Subject $5 Million Claim, specifying the date that the Action was commenced (the “Action Commencement Date”), and (ii) a motion in the Action has been filed seeking Court approval of the settlement of the Action on terms acceptable to Purchaser and in accordance with Section 3(a)(10) of the Securities Act of 1933, as amended (the “Settlement”).   If such written notice is not provided by Purchaser to Creditor by the close of business on the third business day after the date of this Agreement, then this Agreement  (including, without limitation, the provisions in the remainder of this Section 2) shall be deemed void ab initio and of no further force or effect, and no sale or assignment of the Subject $5 Million Claim shall have occurred or be deemed to have occurred.

(b)   Court Approval Notice.  Purchaser shall provide written notice to Creditor reasonably promptly after the Court has entered an order in form and substance acceptable to Purchaser approving the Settlement (such written notice being hereinafter referred to as the “Court Approval Notice”).  In all events and circumstances, if  Purchaser has not provided the Court Approval Notice by the close of business on the tenth business day after the Action Commencement Date (regardless of whether Purchaser has simply overlooked providing such notice by such tenth business day, is not in a position to provide such notice by such tenth business day because the Court has not entered an order approving the Settlement by such tenth business day, or for any other reason in  Purchaser’s sole discretion Purchase has failed to timely provide the Court Approval Notice), then Creditor shall have the right to terminate and cancel this Agreement by providing written notice of termination to Purchaser at any time prior to receiving the Court Approval Notice from Purchaser.  If such termination is so effected by Creditor, then this Agreement shall be deemed void ab initio and of no further force or effect, and no sale or assignment of the Subject $5 Million Claim shall have occurred or be deemed to have occurred.

(c)   Payment of Purchase Price.  If the Court Approval Notice is provided by Purchaser to Creditor before Creditor has exercised any termination right set forth in sub-paragraph (b) immediately above, then no later than close of business on the second business day after the date the Court Approval Notice is provided by Purchaser to Creditor, Purchaser shall pay the Purchase Price to Creditor by wire transfer to Creditor pursuant to the following wire transfer instructions (the date upon which the Purchase Price has been so timely paid by Purchaser to Creditor being hereinafter referred to as the “Payment Date”):

Wire To:

Bank of New York Mellon One Wall St. New York, NY 10286 Telephone: (212) 495-1784
ABA:	xxx-xxx-xxx
F/C/O:	Pershing LLC
F/A/O:	xxx-xxxxxx-x
F/F/C:	Lyles United, LLC
F/F/A:	xxx-xxxxxx

If payment of the Purchase Price is not so timely made by Purchaser to Creditor on the Payment Date, then Creditor shall have the right to terminate and cancel this Agreement by providing written notice of termination to Purchaser at any time prior to payment of the Purchase Price.  If such termination is so effected by Creditor, then this Agreement shall be deemed void ab initio and of no further force or effect, and no sale or assignment of the Subject $5 Million Claim shall have occurred or be deemed to have occurred.

3.   Upon (and only upon) the occurrence of the following three conditions subsequent:  (i) the written notice of the Action Commencement Date and of the filing of the motion for Court approval of the Settlement having been timely provided to Creditor by Purchaser pursuant to sub-paragraph (a) of Section 2 above, (ii) the Court Approval Notice having been provided by Purchaser to Creditor before Creditor has exercised any termination right pursuant to sub-paragraph (b) of Section 2 above, and (iii) the payment of the Purchase Price to Creditor before Creditor has exercised any termination right pursuant to sub-paragraph (c) of Paragraph 2 above,

(a)   All conditions subsequent shall have been satisfied and the sale and assignment of the Subject $5 Million Claim shall be complete and indefeasible; and

(b)   Prior to the close of business on the second business day after the occurrence of the three conditions subsequent described above in this Section 3, Creditor shall execute for the benefit of PEI and attach to the Note an Allonge/Amendment No. 1 to the Note, in the form of Exhibit 1 hereto, attesting to the reduction of the principal amount of the Note by $5,000,000 on and as of the Payment Date (but preserving all claims to accrued and unpaid interest, including, without limitation, all accrued and unpaid interest on such $5,000,000 up to the Payment Date).   Creditor agrees that this sub-paragraph (b) is for the protection and benefit of PEI, and accordingly agrees that in the event that the conditions subsequent described above in this Section 3 are satisfied (including that the Purchase Price is timely paid on the Payment Date), (i) Creditor will supply a copy of the executed Allonge/Amendment No. 1 to PEI promptly following its execution, and (ii) Creditor’s obligation to execute the Allonge/Amendment No. 1 and supply a copy thereof to PEI shall be enforceable by PEI as a third-party beneficiary of this provision.

4.   Representations and Warranties of Creditor.  Creditor hereby represents and warrants to Purchaser as follows:

(a)   Creditor is the owner of the Subject $5 Million Claim, free and clear of all liens and encumbrances.  Creditor has not previously transferred, encumbered or released all or any part of the Subject $5 Million Claim.

(b)   Creditor will at all times promptly withhold and pay any federal, state, local or foreign taxes legally due and payable by Creditor as a result of payment of the Purchase Price, including without limitation all income taxes, self employment taxes and foreign entity withholding taxes.

(c)   Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell and transfer the Subject $5 Million Claim.  Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement.  Creditor acknowledges and agrees that it has had an opportunity to conducts its own due diligence and consult with its own counsel, tax and financial advisors, and that Creditor is not relying in that regard on Purchaser.  Creditor acknowledges that except as expressly set forth in Section 5 below, Purchaser is not making any representations or warranties, including, without limitation, about PEI.

(d)   The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor, and has been duly executed and delivered by Creditor.

(e)   Except as expressly stated herein, Creditor is not, directly or indirectly, receiving any consideration from or being compensated in any manner by, and will not at any time in the future accept any consideration or compensation from, PEI, any affiliate of PEI, or any other person for entering into this Agreement or selling the Subject $5 Million Claim.

(f)   As to any Option that is exercised by Creditor, the representations and warranties of Creditor contained in sub-paragraphs (a) through (e) of this Section 4 shall be deemed to apply to the Additional Claim that is covered by the applicable Option Exercise Notice and to speak as of the date and time immediately before the purchase of such Additional Claim by Purchaser is consummated (so that, with respect to such Additional Claim, each reference to the “Subject $5 Million Claim” in sub-paragraphs (a) through (e) of this Section 4 instead shall be read as a reference to such Additional Claim).

5.   Representations and Warranties of Purchaser.  Purchaser hereby represents and warrants to Creditor as follows:

(a)    Purchaser has all necessary power and authority to execute, deliver and perform all of its obligations under this Agreement.

(b)    The execution, delivery and performance of this Agreement by Purchaser has been duly authorized by all requisite action on the part of Purchaser, and has been duly executed and delivered by Purchaser.

(c)    Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act and has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement and purchasing the Subject $5 Million Claim.  Purchaser acknowledges and agrees that it has had an opportunity to conducts its own due diligence and consult with its own counsel, tax and financial advisors, and that Purchaser is not relying in that regard on Creditor.  Purchaser acknowledges that (i) except as expressly set forth in Section 4 above, Creditor is not making any representations or warranties about the Claim, and (ii) Creditor is not making any representations or warranties about PEI.

(d)    With respect to any Additional Claim that is purchased by Purchaser from Creditor following the exercise of an Option by Purchaser, the representations and warranties of Purchaser contained in sub-paragraphs (a) through (c) of this Section 5 shall be deemed to apply to the Additional Claim that is covered by the applicable Option Exercise Notice and to speak as of the date and time immediately before the purchase of such Additional Claim by Purchaser is consummated (so that, with respect to such Additional Claim, each reference to the “Subject $5 Million Claim” in sub-paragraphs (a) through (c) of this Section 5 instead shall be read as a reference to such Additional Claim).

6.   Options to Sell Additional Claims

(a)   Options; Exercise of Options.  If (and only if) all of the conditions subsequent set forth in Section 2 above are met with respect to the Subject $5 Million Claim, then Creditor shall have successive options (each an “Option”), to be exercised at the sole and absolute discretion of Creditor, if at all, to sell, transfer and assign to Purchaser one or more Additional Claims (which may include any combination of principal, interest or reimbursable fees or expenses comprising part of the then-outstanding Indebtedness) in the amount of  $5 million each (or, with respect to any Option exercise as to the last tranche after the outstanding Indebtedness has been paid down to below $5 million, the remaining amount of the outstanding Indebtedness).   In order to exercise an Option, Creditor shall provide Purchaser with (i) written notice of its exercise of  such Option, substantially in the form attached as Exhibit 2 (an “Option Exercise Notice”), specifically identifying the dollar amount of the Additional Claim covered by the Option Exercise Notice and specifically identifying what portion of such Additional Claim constitutes principal, what portion constitutes accrued and unpaid interest, and what portion constitutes reimbursable fees or expenses, and (ii) a new Purchase Agreement, substantially in the form attached as Exhibit 3 (a “New Purchase Agreement”), pertaining to such Additional Claim covered by such Option Exercise Notice (each of which can be provided by email or fax pursuant to Section 10 below).

(b)   Purchase of One or More Additional Claims; Excluded Rights; Purchase Price.  Upon any exercise of an Option by Creditor, Purchaser shall purchase from Creditor, and Creditor shall sell, transfer, convey and assign to Purchaser, for the consideration specified in the last sentence of this sub-paragraph (b), all right, title and interest in and to the Additional Claim covered by the applicable Option Exercise Notice, subject only to the conditions subsequent set forth in sub-paragraph (f) of this Section 1.  It is expressly understood and agreed by the parties that such Additional Claim shall not include, and the Purchaser under this Agreement shall not be purchasing or otherwise obtaining, unless expressly included in such Additional Claim as described in the applicable Option Exercise Notice: (i) any rights under the Credit Enhancement Documents, which Creditor hereby expressly retains and preserves for its own benefit, (ii) any and all claims for accrued and unpaid interest owing to Creditor by PEI as of the date hereof under or in connection with the Note,  including, without limitation, all accrued and unpaid interest on the Additional Claim as of the date of Purchaser’s purchase of the Additional Claim, all of which claims are expressly retained and preserved by Creditor for its own benefit, and (iii) any and all claims of Creditor against PEI for reimbursable fees or expenses under or in connection with the Note, which are expressly retained and preserved by Creditor for its own benefit.  As to each Additional Claim, the purchase price (the “New Purchase Price”) shall be $5,000,000 or such lesser amount as may be specified  in the applicable Option Exercise Notice.

(c)   Counterpart Signatures on New Purchase Agreement; Notice of Filing of Action and Settlement Motion.   With respect to any Additional Claim, no later than close of business on the third business day after Creditor has provided to Purchaser the Option Exercise Notice and New Purchase Agreement pertaining to such Additional Claim,

(i)    Purchaser shall provide to Creditor such New Purchase Agreement executed by Purchaser as a party thereto (which can be provided by email or fax pursuant to Section 10 below),

(ii)    Purchaser shall provide to Creditor a new “Acknowledgment by PEI” executed by PEI (which can be provided by email or fax pursuant to Section 10 below), similar in form to the “Acknowledgment by PEI” at the end of this Agreement but modified to refer to and reflect such Additional Claim and expressly stating that it is made and effective as of the Option Exercise Date and the New Payment Date with respect to such Additional Claim; and

(iii)    Purchaser shall provide written notice to Creditor that (i) Purchaser has filed an action (the “New Action”) against PEI in the Court for collection of such Additional Claim, specifying the date that the New Action was commenced (the “New Action Commencement Date”), and (ii) a motion in the New Action has been filed seeking Court approval of the settlement of the New Action on terms acceptable to Purchaser and in accordance with Section 3(a)(10) of the Securities Act of 1933, as amended (the “Applicable Settlement”).

If the foregoing three items have not been provided by Purchaser to Creditor by the close of business on the third business day after the date Creditor has provided to Purchaser the Option Exercise Notice and New Purchase Agreement pertaining to such Additional Claim, then this Agreement  shall be deemed void ab initio and of no further force or effect as to such Additional Claim, and no Option exercise with respect to such Additional Claim, or sale or assignment of such Additional Claim, shall have occurred or be deemed to have occurred.

(d)   Court Approval Notice.  With respect to any Additional Claim, Purchaser shall provide written notice to Creditor reasonably promptly after the Court has entered an order in form and substance acceptable to Purchaser approving the Applicable Settlement (such written notice being hereinafter referred to as the “New Court Approval Notice”).  In all events and circumstances, if  Purchaser has not provided the New Court Approval Notice by the close of business on the tenth business day after the New Action Commencement Date pertaining to such Additional Claim (regardless of whether Purchaser has simply overlooked providing such notice by such tenth business day, is not in a position to provide such notice by such tenth business day because the Court has not entered an order approving the Applicable Settlement by such tenth business day, or for any other reason in  Purchaser’s sole discretion Purchase has failed to timely provide the Court Approval Notice ), then Creditor shall have the right to terminate and cancel this Agreement as to such Additional Claim by providing written notice of termination to Purchaser at any time prior to receiving the New Court Approval Notice from Purchaser.   If such termination is so effected by Creditor, then this Agreement shall be deemed void ab initio and of no further force or effect as to such Additional Claim, and no Option exercise with respect to such Additional Claim, or sale or assignment of such Additional Claim, shall have occurred or be deemed to have occurred.

(e)   Payment of  New Purchase Price.  As to any Additional Claim, if the applicable New Court Approval Notice is provided by Purchaser to Creditor before Creditor has exercised any termination right set forth in sub-paragraph (d) immediately above pertaining to such new Additional Claim, then no later than close of business on the second business day after the date such New Court Approval Notice is provided by Purchaser to Creditor,  Purchaser shall pay the New Purchase Price to Creditor by wire transfer to Creditor pursuant to the same wire transfer instructions set forth in sub-paragraph (c) of Section 3 above (the date upon which the New Purchase Price has been so timely paid by Purchaser to Creditor being hereinafter referred to as the “New Payment Date”).  If payment of the New Purchase Price is not so timely made by Purchaser to Creditor on the New Payment Date applicable to such Additional Claim, then Creditor shall have the right to terminate and cancel this Agreement as to such Additional Claim by providing written notice of termination to Purchaser at any time prior to payment of the New Purchase Price pertaining to such Additional Claim.  If such termination is so effected by Creditor, then this Agreement shall be deemed void ab initio and of no further force or effect as to such Additional Claim, and no Option exercise with respect to such Additional Claim, or sale or assignment of such Additional Claim, shall have occurred or be deemed to have occurred.

(f)   With respect to any Additional Claim, upon (and only upon) the occurrence of the following three conditions subsequent:  (i) the three items specified in sub-paragraphs (i) through (iii) of sub-paragraph (c) of this Section 6 having been timely provided to Creditor by Purchaser pursuant to such sub-paragraph (c), (ii) the New Court Approval Notice pertaining to such Additional Claim having been provided by Purchaser to Creditor before Creditor has exercised any termination right pursuant to sub-paragraph (d) of this Section 6,  and (iii) the payment to Creditor of the New Purchase Price for such Additional Claim before Creditor has exercised any termination right pursuant to sub-paragraph (e) of this Section 6,

(x)    All conditions subsequent shall have been satisfied and the sale and assignment of such Additional Claim shall be complete and indefeasible; and

(y)    Prior to the close of business on the second business day after the occurrence of the four conditions subsequent (as applied to such Additional Claim) described above in this sub-paragraph (f) of this Section 6, Creditor shall execute for the benefit of PEI and attach to the Note a new Allonge/Amendment to the Note, similar to the form of Exhibit 1 hereto but modified to reflect the correct principal reduction of the Note corresponding to the principal component of such Additional Claim as specified in the applicable Option Exercise Notice (a  “New Allonge/Amendment”), attesting to the reduction of the principal amount of the Note by such amount on and as of the Payment Date, acknowledging the payment of any interest and reimbursable fees or expenses that were included in such Additional Claim (as specified in the applicable Option Exercise Notice),  and preserving all other claims to accrued and unpaid interest and reimbursable fees or expenses.  Creditor agrees that this sub-paragraph (y) is for the protection and benefit of PEI, and accordingly agrees that in the event that the conditions subsequent described above in this sub-paragraph (y) are satisfied with respect to an Additional Claim (including that the New Purchase Price for such Additional Claim is timely paid on the New Payment Date applicable to such Additional Claim), (A) Creditor will supply a copy of the executed New Allonge/Amendment to PEI promptly following its execution, and (B) Creditor’s obligation to execute the New Allonge/Amendment  and supply a copy thereof to PEI shall be enforceable by PEI as a third-party beneficiary of this provision.

(g)   Creditor shall have no obligation whatsoever to exercise any Option, including, without limitation, any obligation to exercise any further Option after exercising one or more Options.  The provisions of  this Section 6 apply to any Additional Claim as to which an Option has been exercised by Creditor, in Creditor’s sole and absolute discretion.  Creditor has not agreed (and does not anywhere in this Agreement agree) to exercise any Option or any number of Options.  Unless and until Creditor exercises an Option with respect to an Additional Claim by providing an Option Exercise Notice with respect to such Additional Claim, Creditor has in no way restricted itself from taking any action with respect to, or dealing with and treating with, such Additional Claim as Creditor sees fit in Creditor’s sole discretion.  In addition, Creditor’s exercise of an option with respect to an Additional Claim shall in no way restrict Creditor from taking any action with respect to, or dealing with and treating with, all or any portion of the remainder of the outstanding the outstanding Indebtedness.

7.   Fees and Expenses.  Each  of Creditor and Purchaser shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any of Creditor’s transactions.  Creditor agrees to satisfy any and all of its tax withholding and other obligations from the Purchase Price,  and will indemnify, defend and hold Purchaser and its affiliates harmless with respect to all such obligations.

8.   Choice of Law.  This Agreement shall be governed by and construed according to the laws of the State of California, without giving effect to its choice of law principles.  Creditor agrees that all actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other obligations shall be litigated solely and exclusively in the state or federal courts located in Los Angeles, California, that such courts are convenient forums, and that Creditor submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

9.   Limitation of Damages.  Each of the parties hereby waives any right which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.  Purchaser shall have no liability hereunder for any delay in or failure to obtain Court Approval or any New Court Approval, or for any other causes beyond Purchaser’s control.

10.   Notices.  All notices and other communications shall be in writing and shall be provided by the transmitting party to the recipient party by overnight delivery, facsimile transmission, e-mail or U.S. mail, as follows:

If to Purchaser:
Socius CG II, Ltd.
11150 Santa Monica Blvd., Suite 1500
Los Angeles, CA  90025
Att’n:  Terren Peizer
Fax No.:  (310) 444-5300
Email:  info@sociuscg.com

with a copy to:

Luce Forward Hamilton & Scripps LLP
601 South Figueroa St., Suite 3900
Los Angeles, CA  90017
Att’n:  John C. Kirkland, Esq.
Fax No.:  (213) 452-8035
Email:  jkirkland@luce.com

If to Creditor:
Lyles United, LLC
1210 W. Olive Ave.
Fresno, CA  93728
Att’n:  Will Lyles
Fax No.:  (559) 441-1290
Email:  wlyles@ldico.com

with a copy to:

Howard Rice Nemerovski Canady Falk & Rabkin, P.C.
Three Embarcadero Center, 7th Floor
San Francisco, CA  94111
Att’n:  Jeffrey L. Schaffer, Esq.
Fax No.:  (415) 677-6262
Email:  jschaffer@howardrice.com

All notices and communications shall be deemed made and effective as follows:  (i) if transmitted for overnight (next-day) delivery via a nationally recognized overnight delivery service, the first business day after being delivered by the transmitting party to such overnight delivery service, provided that the overnight delivery service maintains a tracking number and can confirm to the transmitting party that delivery to the recipient party has occurred (and otherwise upon delivery to the recipient party), (ii) if faxed, when transmitted in legible form by facsimile machine to the recipient party’s correct facsimile machine number (provided that the transmitting party has retained its facsimile machine-generated confirmation of the receipt of such fax by the recipient party’s facsimile machine), (iii) if by email, when transmitted by e-mail (provided that the e-mail was sent to the recipient party’s correct e-mail address and that the e-mail was not returned to the transmitting party as undeliverable), or (iv) if mailed via regular U.S. mail, upon delivery to the recipient party.  Either party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other party with written notice pursuant to the provisions of this Section 10.

11.   General.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person (except for the provision in sub-paragraph (b) of Section 3 above and in subparagraph (y) of subparagraph (f) of Section 6 above that is expressly stated to be for the benefit of, and enforceable by, PEI).  The representations and warranties contained herein shall survive the closing of the transaction contemplated herein and the assignment of the Subject $5 Million Claim or any Additional Claim, as applicable.  This Agreement may be executed in two or more counterparts, by facsimile or electronic transmission, all of which when taken together shall be considered one original.

12.   Amendments and Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both Creditor and Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either Creditor or Purchaser to exercise any right hereunder in any manner impair the exercise of any such right.

13.   Entire Agreement.  This Agreement, together with the exhibits hereto, contains the entire agreement and understanding between Creditor and Purchaser, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, between Creditor and Purchaser concerning the sale and assignment of the Subject $5 Million Claim and any Additional Claim, as applicable, which Creditor and Purchaser acknowledge have been merged into this Agreement.  No party, representative, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding or representation not expressly set forth hereinabove.  The parties hereby expressly waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any person or entity’s reliance on any such assurance.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

PURCHASER:	SOCIUS CG II, LTD.,
a Bermuda exempted company

By: /S/ TERRY PEIZER Terry Peizer, Managing Director

CREDITOR:	LYLES UNITED, LLC, a Delaware limited liability company

By: /S/ W.M. LYLES IV W. M. Lyles IV, Vice President

ACKNOWLEDGMENT BY PEI

PEI hereby acknowledges and agrees as follows:

(1)    The recitals in Recital Paragraphs A, B and C on the first page of the foregoing Agreement are true and correct;

(2)    The sale and assignment of the Subject $5 Million Claim only covers and includes $5,000,000 of principal amount of the Note, Creditor reserves and preserves all of its other claims and interests under or in connection with the Note (including, without limitation, all interest on such $5,000,000 principal amount that is accrued and unpaid as of immediately before the sale and assignment of the Subject $5 Million Claim pursuant to the foregoing Agreement), and Creditor’s sale and assignment of the Subject $5 Million Claim does not and shall not in any way prejudice or have any adverse effect on such other claims and interests of Creditor under or in connection with the Note;

(3)    The execution, delivery and performance of the foregoing Agreement by Creditor and Purchaser does not and will not (a) conflict with, violate or cause a breach or default under the Note, any of the Credit Enhancement Documents, or any other agreement or document related to the debt comprising the Subject $5 Million Claim, or (b) require any waiver, consent or other action of PEI or any affiliate of PEI;

(4)    The Note is valid, outstanding and enforceable in accordance with its terms, and is not subject to any defense or offset, and shall not become subject to any defense or offset (other than reduction of the principal amount of the Note by $5 million when and as provided in sub-paragraph (b) of Paragraph 3 of the foregoing Agreement) by virtue of the consummation of the sale and assignment under the foregoing Agreement; and Creditor has, and shall continue to have after the consummation of the sale and assignment under the foregoing Agreement, a valid, enforceable and perfected security interest in and liens upon the property of PEI or any of its affiliates in which Creditor has been granted a security interest pursuant to any of the Credit Enhancement Documents to secure all outstanding obligations under the Note or any of the Credit Enhancement Documents; and

(5)    Creditor is relying on the foregoing acknowledgments and agreements by PEI in entering into this Agreement and in selling and assigning the Subject $5 Million Claim, and Purchaser is relying on the foregoing acknowledgments and agreements by PEI in entering into this Agreement and in purchasing and taking assignment of the Subject $5 Million Claim.

PACIFIC ETHANOL, INC., a Delaware corporation By: /S/ NEIL M. KOEHLER Neil M. Koehler, Chief Executive Officer

EXHIBIT 1 (FORM OF ALLONGE/AMENDMENT NO. 1)

ALLONGE/AMENDMENT NO. 1 TO AMENDED AND RESTATED PROMISSORY NOTE

This Allonge/Amendment No. 1 To Amended And Restated Promissory Note (“this Allonge/Amendment”) is made and entered into on and effective as of  [fill in the Payment Date, as defined in the foregoing Purchase and Option Agreement] (the “Operative Date”) with reference to the following facts:

A    Pacific Ethanol, Inc., a Delaware corporation (“PEI”), is the maker of and Borrower under that certain Amended And Restated Promissory Note dated as of November 7, 2008 in the face principal amount of $30,000,000 (the “Note”) payable to Lyles United, LLC, a Delaware limited liability company (the “Lender”); and

B.    Lender, by its receipt of $5,000,000 from Socius CG II, Ltd., a Bermuda exempted company “the “Purchaser”), has consummated the sale and assignment to Purchaser of a claim for $5,000,000 of the $30,000,000 principal amount of the Note on and as of the Operative Date, and therefore enters into this Allonge/Amendment to evidence the reduction of the outstanding principal amount of the Note owing by PEI to Lender by $5,000,000,  thereby reducing the outstanding principal amount of the Note owing by PEI to Lender from $30,000,000 to $25,000,000.   Such sale and assignment by Lender to Purchaser expressly excluded (i) any accrued and unpaid interest, or any reimbursable fees or expenses owing under the Note as of immediately before the Operative Date, and accordingly all such accrued and unpaid interest and any such fees or expenses are unaffected by such sale/assignment to Purchaser, and remain owing to Lender under the Note, and (ii) any and all security interests or other credit enhancements in favor of Lender in connection with the Note, and accordingly all such security interests and any other credit enhancements granted to Lender in connection with the Note are unaffected by such sale/assignment to Purchaser and remain the sole property rights and interests of Lender.

NOW THEREFORE, for good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1.    As of the Operative Date, the outstanding principal balance of the Note owing from PEI to Lender is reduced from Thirty Million Dollars ($30,000,000) to Twenty-Five Million Dollars ($25,000,000).

2.    Any and all accrued and unpaid interest and any reimbursable fees or expenses under the Note as of immediately before the Operative Date  (including  accrued and unpaid interest on the full $30,000,000 original face principal amount of the Note) remains due and payable  to Lender under the Note and is not affected by (i) the above-described assignment and sale, or (ii) the reduction of the principal amount of the Note to $25,000,000 as of the Operative Date.   From on and after the Operative Date, interest on and under the Note in favor of Lender shall accrue on the reduced (i.e., $25,000,000) principal amount of the Note in favor of Lender.

3.    Except as expressly set forth in this Allonge/Amendment, all terms and conditions of the Note shall remain in full force and effect.   Without limiting the generality of the foregoing, this Allonge/Amendment does not encompass or constitute a waiver of any outstanding default under the Note or any type of extension of the maturity date or any payment due date under the Note.

4.    On and effective as of the Operative Date, this Allonge/Amendment shall be attached to the Note and shall be deemed an integral part of the Note.

BORROWER:	PACIFIC ETHANOL, INC., a Delaware corporation By: Its:___________________________________________

LENDER:	LYLES UNITED, LLC, a Delaware limited liability company

By: Its:___________________________________________

EXHIBIT 2 (FORM OF OPTION EXERCISE NOTICE)
OPTION EXERCISE  NOTICE

Reference is made to that certain Purchase and Option Agreement by and between Socius CG II, Ltd., a Bermuda exempted company (“Purchaser”) and Lyles United, LLC, a Delaware limited liability company (“Creditor”), dated as of March 2, 2010 (the “Agreement”).  All capitalized words and terms used herein shall have the meanings ascribed to them in the Purchase Agreement.

1.    This Option Exercise Notice is made and executed by Creditor on   ______________  pursuant to Section 6 of the Agreement.

2.    Creditor hereby exercises an Option with respect to the following portion of  the Indebtedness outstanding as of the date hereof:

a.	Principal:	$ __________________
b.	Accrued and Unpaid Interest:	$ __________________
c.	Reimbursable Fees or Expenses:	$ __________________

	TOTAL:	$ 5,000,000.00*

3.    The portion of the outstanding Indebtedness set forth in Section 2 above is the Additional Claim that is the subject of and covered by this Option Exercise Notice (“the Subject Claim”).

4.    By this Option Exercise Notice, Creditor hereby elects and exercises its option to sell, transfer, convey and assign to Purchaser all of Creditor’s right, title and interest to the Subject Claim (subject to the satisfaction of the conditions subsequent set forth in Section 6 of the Purchase Agreement), and provides to Purchaser herewith a New Purchase Agreement pertaining to the Subject Claim.

LYLES UNITED, LLC, a Delaware limited liability company By: Its:___________________________________________

* The Additional Claim covered by each Option and corresponding Option Exercise Notice will be $5,000,000 except for the final Option that may be exercised and corresponding Option Exercise Notice that may be generated when the then-outstanding Indebtedness is less than $5,000,000, in which final case the amount of the Additional Claim will be the amount of the then-outstanding Indebtedness.

EXHIBIT 3 (FORM OF NEW PURCHASE AGREEMENT)

PURCHASE AGREEMENT

This Purchase Agreement (“Agreement”) is entered into as of [                     ], 2010, by and between Socius CG II, Ltd., a Bermuda exempted company (“Purchaser”), and Lyles United, LLC, a Delaware limited liability company (“Creditor”), and, as to the Acknowledgment at the end of this Agreement, by Pacific Ethanol, Inc., a Delaware corporation (“PEI”).

RECITALS

A.    Purchaser and Creditor are parties to (and PEI has executed the “Acknowledgment By PEI” with respect to) that certain Purchase and Option Agreement dated as of March 2, 2010 (the “Master Agreement”); except as otherwise expressly stated herein, all capitalized words and terms used herein have the meanings ascribed to them in the Master Agreement;

B.    PEI is indebted to Creditor pursuant to the terms of that certain Amended and Restated Promissory Note, payable to Creditor, dated November 7, 2008, in the principal amount of $30,000,000 (the “Note”).

C.    The obligations of PEI to Creditor under the Note are secured and/or credit enhanced by the terms of (i) that certain Security Agreement dated as of November 7, 2008 between Pacific Ag. Products, LLC, a California limited liability company and indirectly wholly-owned subsidiary of PEI, and Creditor (the “Security Agreement”), (ii) that certain Irrevocable Joint Instruction Letter dated November 7, 2008 among PEI, Pacific Ethanol California, Inc., a California corporation and wholly-owned subsidiary of PEI, and Creditor (the “Instruction Letter”), (iii) that certain Unconditional Guaranty dated November 7, 2008 by Pacific Ag. Products, LLC in favor of Creditor (the “PacAg Guaranty”), and (iv) that certain Limited Recourse Guaranty dated November 7, 2008 by Pacific Ethanol California, Inc. in favor of Creditor (the “PEC Guaranty”) (the Security Agreement, Instruction Letter, PacAg Guaranty and PEC Guaranty hereinafter are collectively referred to as the “Credit Enhancement Documents”).

D.    As of the date of this Agreement, PEI is in default under the Note, and is indebted to Creditor for unpaid principal in the amount of $________________.  PEI is also indebted to Creditor for accrued and unpaid interest, late fees and costs, and reimbursable fees or expenses related to the Note and the defaults thereunder, for a total amount due and payable by PEI to Creditor of  $______________ (consisting of $__________________  principal amount, plus $______________in unpaid interest accrued through ________________, plus ______________ in reimbursable fees or expenses as of the date hereof (such total amount, plus all additional interest that accrues on the unpaid principal balance under the Note on and after _____________________,  being collectively referred to herein as the “Indebtedness”).

E.    Pursuant to Section 6 of the Master Agreement, Creditor has exercised an Option to sell, transfer and assign to Purchaser its right to receive payment on a portion of the Indebtedness, which portion is specified in the Option Exercise Notice provided by Creditor to Purchaser herewith  (such portion of the Indebtedness  being hereinafter referred to as the “Subject Claim”).  Pursuant to such exercise by Creditor,  Purchaser desires to purchase the Subject Claim, all subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.   Purchase and Sale of Subject Claim; Excluded Rights: Purchase Price.

(a)           Upon the terms of this Agreement and subject only to the conditions subsequent set forth in Section 2 below, Purchaser hereby purchases from Creditor, and Creditor hereby sells, transfers, conveys and assigns to Purchaser, for the consideration specified below, all right, title and interest in and to the Subject Claim.  It is expressly understood and agreed by the parties that the Subject Claim does not include, and the Purchaser under this Agreement is not purchasing or otherwise obtaining, (i) any rights under the Credit Enhancement Documents, which Creditor hereby expressly retains and preserves for its own benefit, (ii) except to the extent (if at all) expressly made part of the Subject Claim pursuant to the specific described components of the Subject Claim set forth in the Option Exercise Notice, any and all claims for accrued and unpaid interest owing to Creditor by PEI as of the date hereof under or in connection with the Note, including, without limitation, all accrued and unpaid interest on the Subject Claim as of the date hereof, all of which claims are expressly retained and preserved by Creditor for its own benefit, and (iii) except to the extent (if at all) expressly made part of the Subject Claim pursuant to the specific described components of the Subject Claim set forth in the Option Exercise Notice, any and all claims of Creditor against PEI for reimbursable fees or expenses under or in connection with the Note, which are expressly retained and preserved by Creditor for its own benefit.

(b)    The total consideration to be paid by Purchaser to Creditor for the Subject Claim shall be [Five Million Dollars ($5,000,000)]1 (the “Purchase Price”).  The Purchase Price shall be due and payable by Purchaser to Creditor by wire transfer on the date set forth in sub-paragraph (b) of Section 2 below.

2.   Conditions Subsequent.

(a)   Notice of Filing of Action and Settlement Motion.   No later than close of business on the third business day after the date of this Agreement, Purchaser shall provide written notice to Creditor that (i) Purchaser has filed an action (the “Action”) against PEI in the Superior Court of the State of California for the County of Los Angeles (the “Court”) for collection of the Subject Claim, specifying the date that the Action was commenced (the “Action Commencement Date”), and (ii) a motion in the Action has been filed seeking Court approval of the settlement of the Action on terms acceptable to Purchaser and in accordance with Section 3(a)(10) of the Securities Act of 1933, as amended (the “Settlement”).   If such written notice is not provided by Purchaser to Creditor by the close of business on the third business day after the date of this Agreement, then this Agreement  (including, without limitation, the provisions in the remainder of this Section 2) shall be deemed void ab initio and of no further force or effect, and no sale or assignment of the Subject Claim shall have occurred or be deemed to have occurred.

(b)   Court Approval Notice.  Purchaser shall provide written notice to Creditor reasonably promptly after the Court has entered an order in form and substance acceptable to Purchaser approving the Settlement (such written notice being hereinafter referred to as the “Court Approval Notice”).  In all events and circumstances, if  Purchaser has not provided the Court Approval Notice by the close of business on the tenth business day after the Action Commencement Date (regardless of whether Purchaser has simply overlooked providing such notice by such tenth business day, is not in a position to provide such notice by such tenth business day because the Court has not entered an order approving the Settlement by such tenth business day, or for any other reason in  Purchaser’s sole discretion Purchase has failed to timely provide the Court Approval Notice), then Creditor shall have the right to terminate and cancel this Agreement by providing written notice of termination to Purchaser at any time prior to receiving the Court Approval Notice from Purchaser.  If such termination is so effected by Creditor, then this Agreement shall be deemed void ab initio and of no further force or effect, and no sale or assignment of the Subject Claim shall have occurred or be deemed to have occurred.

1 The Subject Claim and the Purchase Price thereof will be $5,000,000 except for the final Option that may be exercised and corresponding Option Exercise Notice that may be generated when the then-outstanding Indebtedness is less than $5,000,000, in which final case the amount of the Subject Claim and the Purchase Price thereof will be the amount of the then-outstanding Indebtedness.

(c)   Payment of Purchase Price.  If the Court Approval Notice is provided by Purchaser to Creditor before Creditor has exercised any termination right set forth in sub-paragraph (b) immediately above, then no later than close of business on the second business day after the date the Court Approval Notice is provided by Purchaser to Creditor, Purchaser shall pay the Purchase Price to Creditor by wire transfer pursuant to the wire transfer instructions set forth in sub-paragraph (c) of Section 2 of the Master Agreement, as the same may be amended or superseded by Creditor from time to time by written notice pursuant to Section 10 of the Master Agreement (the date upon which the Purchase Price has been so timely paid by Purchaser to Creditor being hereinafter referred to as the “Payment Date”).

If payment of the Purchase Price is not so timely made by Purchaser to Creditor on the Payment Date, then Creditor shall have the right to terminate and cancel this Agreement by providing written notice of termination to Purchaser at any time prior to payment of the Purchase Price.  If such termination is so effected by Creditor, then this Agreement shall be deemed void ab initio and of no further force or effect, and no sale or assignment of the Subject Claim shall have occurred or be deemed to have occurred.

3.    Upon (and only upon) the occurrence of the following four conditions subsequent:  (i) the items specified in sub-paragraphs (i) and (ii) of subparagraph (c) of Section 6 of the Master Agreement, as such items pertain to this Agreement, having been timely provided by Purchaser to Creditor, (ii) written notice of the Action Commencement Date and of the filing of the motion for Court approval of the Settlement having been timely provided to Creditor by Purchaser pursuant to sub-paragraph (a) of Section 2 above, (iii) the Court Approval Notice having been provided by Purchaser to Creditor before Creditor has exercised any termination right pursuant to sub-paragraph (b) of Section 2 above, and (iv) the payment of the Purchase Price to Creditor before Creditor has exercised any termination right pursuant to sub-paragraph (c) of Paragraph 2 above,

(a)   All conditions subsequent shall have been satisfied and the sale and assignment of the Subject Claim shall be complete and indefeasible, and

(b)   Prior to the close of business on the second business day after the occurrence of the four conditions subsequent described above in this Section 3, Creditor shall take the actions set forth in sub-paragraph (y) of sub-paragraph (f) of Section 6 of the Master Agreement with respect to a New Allonge/Amendment that gives effect to the consummation of the sale and assignment of the Subject Claim to Purchaser.

4.   Representations and Warranties of Creditor.  The representations and warranties made by Creditor to Purchaser in Section 4 of the Master Agreement shall apply to this Agreement as set forth in sub-paragraph (f) of Section 4 of the Master Agreement.

5.   Representations and Warranties of Purchaser.  The representations and warranties made by Purchaser to Creditor in Section 5 of the Master Agreement shall apply to this Agreement as set forth in sub-paragraph (d) of Section 5 of the Master Agreement.

6.   Fees and Expenses.  Each  of Creditor and Purchaser shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any of Creditor’s transactions.  Creditor agrees to satisfy any and all of its tax withholding and other obligations from the Purchase Price,  and will indemnify, defend and hold Purchaser and its affiliates harmless with respect to all such obligations.

7.   Choice of Law.  This Agreement shall be governed by and construed according to the laws of the State of California, without giving effect to its choice of law principles.  Creditor agrees that all actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other obligations shall be litigated solely and exclusively in the state or federal courts located in Los Angeles, California, that such courts are convenient forums, and that Creditor submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

8.   Limitation of Damages.  Each of the parties hereby waives any right which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.  Purchaser shall have no liability hereunder for any delay in or failure to obtain Court Approval or for any other causes beyond Purchaser’s control.

9.   Notices.  All notices and other communications under this Agreement shall be provided as set forth in Section 10 of the Master Agreement.

10.   General.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person (except for the provision in sub-paragraph (b) of Section 3 above that is expressly stated to be for the benefit of, and enforceable by, PEI).  The representations and warranties contained herein shall survive the closing of the transaction contemplated herein and the assignment of the Subject Claim.  This Agreement may be executed in two or more counterparts, by facsimile or electronic transmission, all of which when taken together shall be considered one original.

11.   Amendments and Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both Creditor and Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either Creditor or Purchaser to exercise any right hereunder in any manner impair the exercise of any such right.

12.   Entire Agreement.  This Agreement and the Master Agreement, together with the exhibits hereto and thereto, contain the entire agreement and understanding between Creditor and Purchaser, and supersede all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, between Creditor and Purchaser concerning the sale and assignment of the Subject Claim, which Creditor and Purchaser acknowledge have been merged herein and therein. (To avoid any unintended ambiguity, the parties expressly acknowledge and agreement that this Agreement, although later in point in time than the Master Agreement, does not supersede the Master Agreement.)  No party, representative, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding or representation not expressly set forth hereinabove.  The parties hereby expressly waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any person or entity’s reliance on any such assurance.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

PURCHASER:	SOCIUS CG II, LTD., a Bermuda exempted company By:___________________________________________ Its:___________________________________________

CREDITOR:	LYLES UNITED, LLC, a Delaware limited liability company

By:___________________________________________ Its:___________________________________________

(Form of Acknowledgment By PEI for New Purchase Agreement)

ACKNOWLEDGMENT BY PEI

PEI hereby acknowledges and agrees as follows as of the Action Commencement Date (as defined in the foregoing Agreement) and as of the Payment Date (as defined in the foregoing Agreement):

(1) The recitals in Recital Paragraphs A, B, C and D on the first page of the foregoing Agreement are true and correct;

(2) The sale and assignment of the Subject Claim only covers and includes $________________, Creditor reserves and preserves all of its other claims and interests under or in connection with the Note, and Creditor’s sale and assignment of the Subject Claim does not and shall not in any way prejudice or have any adverse effect on such other claims and interests of Creditor under or in connection with the Note;

(3)  The execution, delivery and performance of the foregoing Agreement by Creditor and Purchaser does not and will not (a) conflict with, violate or cause a breach or default under the Note, any of the Credit Enhancement Documents, or any other agreement or document related to the debt comprising the Subject Claim, or (b) require any waiver, consent or other action of PEI or any affiliate of PEI;

(4)  The Note is valid, outstanding and enforceable in accordance with its terms, and is not subject to any defense or offset, and shall not become subject to any defense or offset (other than reduction of  the Indebtedness by the amount of the Subject Claim when and as provided in sub-paragraph (b) of Paragraph 3 of the foregoing Agreement) by virtue of the consummation of the sale and assignment under the foregoing Agreement; and Creditor has, and shall continue to have after the consummation of the sale and assignment under the foregoing Agreement, a valid, enforceable and perfected security interest in and liens upon the property of PEI or any of its affiliates in which Creditor has been granted a security interest pursuant to any of the Credit Enhancement Documents to secure all outstanding obligations under the Note or any of the Credit Enhancement Documents; and

(5)  Creditor is relying on the foregoing acknowledgments and agreements by PEI in entering into the foregoing Agreement and in selling and assigning the Subject Claim, and Purchaser is relying on the foregoing acknowledgments and agreements by PEI in entering into the foregoing Agreement and in purchasing and taking assignment of the Subject Claim.

PACIFIC ETHANOL, INC., a Delaware corporation By:___________________________________________ Its:___________________________________________